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                                                                      Exhibit 23


                      CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statements of Coca-Cola Enterprises Inc. listed below of our report dated January 19, 1998, with respect to the consolidated financial statements and schedule of Coca-Cola Enterprises Inc. included and/or incorporated by reference in this Annual Report (Form 10-K) for the year ended December 31, 1997.

* Registration Statement No. 33-18039 on Form S-8, as amended, dated October 21, 1987 and related Prospectus
* Registration Statement No. 33-18495 on Form S-8, as amended, dated November 13, 1987 and related Prospectus
* Registration Statement No. 33-38771 on Form S-8 dated January 31, 1991 and related Prospectus
* Registration Statement No. 33-44448 on Form S-8 dated December 18, 1991 and related Prospectus
* Registration Statement No. 33-48482 on Form S-8 dated June 17, 1992 and related Prospectus
* Registration Statement No. 33-53219 on Form S-8 dated April 22, 1994 and related Prospectus
* Registration Statement No. 33-53221 on Form S-8 dated April 22, 1994 and related Prospectus
* Registration Statement No. 33-53223 on Form S-8 dated April 22, 1994 and related Prospectus
* Registration Statement No. 33-53225 on Form S-8 dated April 22, 1994 and related Prospectus
* Registration Statement No. 33-53227 on Form S-8 dated April 22, 1994 and related Prospectus
* Registration Statement No. 33-53229 on Form S-8 dated April 22, 1994 and related Prospectus
* Registration Statement No. 33-54951 on Form S-8 dated August 5, 1994 and related Prospectus
* Registration Statement No. 33-54953 on Form S-8 dated August 5, 1994 and related Prospectus
*  Registration Statement No. 33-58695 on Form S-8, as amended, dated May
   18, 1995 and related Prospectus
*  Registration Statement No. 33-58697 on Form S-8, as amended, dated May
   18, 1995 and related Prospectus
*  Registration Statement No. 33-58699 on Form S-8, as amended, dated May
   18, 1995 and related Prospectus
* Registration Statement No. 33-62757 on Form S-3, as amended, dated November 14, 1995 and related Prospectus
* Registration Statement No. 33-65257 on Form S-8 dated December 21, 1995 and related Prospectus
* Registration Statement No. 33-65261 on Form S-8 dated December 21, 1995 and related Prospectus
*  Registration Statement No. 33-65413 on Form S-8 dated  December 27,
   1995 and related Prospectus
*  Registration Statement No. 333-18569 on Form S-3 dated December 23,
   1996 and related Prospectus
* Registration Statement No. 333-26181 on Form S-8 dated April 29, 1997 and related Prospectus
* Registration Statement No. 333-26173 on Form S-8 dated April 29, 1997 and related Prospectus
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*  Registration Statement No. 333-47353 on Form S-8 dated March 3, 1998 and related Prospectus



                            /s/   ERNST & YOUNG LLP
Atlanta, Georgia
March 9, 1998